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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 21, 2006

                             OSAGE BANCSHARES, INC.
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             (Exact name of Registrant as specified in its Charter)


         MARYLAND                      333-137377              32-0181888
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(State or other jurisdiction           (Commission            (IRS Employer
       of incorporation)               File Number)          Identification No.)

239 EAST MAIN STREET, PAWHUSKA, OKLAHOMA                            74056
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(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (918) 287-2919
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                      INFORMATION TO BE INCLUDED IN REPORT


Item 8.01  Other Events
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     On December 21, 2006, Osage Bancshares, Inc. ("Osage Bancshares"), the proposed holding company for Osage Federal Bank (the "Bank") and successor to Osage Federal Financial, Inc. issued a press release announcing the commencement of a syndicated community offering to be managed by Keefe, Bruyette & Woods, Inc. in connection with the Bank's "second-step conversion" from mutual holding company to stock holding company ownership.

Item 9.01 Financial Statements and Exhibits
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     (c) Exhibits. The following exhibits are furnished with this report.

     Exhibit 99.1 -- Press Release dated December 21, 2006.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OSAGE BANCSHARES, INC.


Date:  December 21, 2006                By: /s/ Mark S. White
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                                           Mark S. White
                                           President and Chief Executive Officer



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